Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)	The accompanying Annual Report on Form 10-K for the period ended October 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 29, 2016	/s/ Todd M. Austin
Chief Executive Officer

Date:	January 29, 2016	/s/ Wesley W. Winnekins
Chief Financial Officer